                                                                    EXHIBIT 4.1


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

                                      INTRADO-TM-
SHARES                         INFORMED RESPONSE.-TM-                           SHARES
                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                            SEE REVERSE SIDE
                                                                         FOR CERTAIN DEFINITIONS

                                                                             CUSIP 46117A 10 0

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THIS CERTIFIES THAT
                     ----------------------------------------------------------

IS THE OWNER OF
                 --------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE OF $.001 PER SHARE, OF

--------------------------------  INTRADO INC. --------------------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN THE PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

   IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION.

DATED:


 /s/ Michael D. Dingman, Jr.           [SEAL]          /s/ George K. Heinrichs
-------------------------------                     ----------------------------
   CHIEF FINANCIAL OFFICER                                   PRESIDENT




COUNTERSIGNED AND REGISTERED
  WELLS FARGO BANK MINNESOTA, N.A.

BY                                TRANSFER AGENT
  -----------------------          AND REGISTRAR

                            AUTHORIZED SIGNATURE

-------------------------------------------------------------------------------
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UTMA-            Custodian
                                               ----------           ----------
TEN ENT - as tenants by entireties              (Cust.)               (Minor)
                                               under Uniform Transfer to Minors
JT TEN  - as joint tenants with right of
          survivorship and not as tenants       Act
          in common                                ---------------------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.
-------------------------------------------------------------------------------

FOR VALUE RECEIVED _____ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------------------------------------------------------------  SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                    -------------------------------------------

----------------------------------------------------------------------  ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
                    -----------------------------------------------------------
                    NOTICE. THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGE MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.